Dreyfus

Peoples S&P
MidCap Index
Fund, Inc.

Annual Report


October 31, 1995

Peoples S&P MidCap Index Fund, Inc.
---------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to send you this letter reporting on the latest fiscal year of the Peoples S&P MidCap Index Fund, Inc., ended October 31, 1995. (As you know, effective November 13, 1995, the Fund will begin doing business
under the name Dreyfus MidCap Index Fund.)   In addition to providing the
year's results, we include a review of economic and market conditions during the reporting period.

Economic Environment

        The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
        Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
        In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.
        Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen.

Market Environment

        As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
        Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
        How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
        Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefited. This advantage has been particularly notable with public utilities.
        Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
        In addition, all equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
        The horizon isn't without its clouds. Perhaps the most oppressive has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
        The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

Portfolio Overview

        The Peoples S&P MidCap Index Fund completed its latest annual fiscal period on October 31, 1995. The investment objective of the Fund is to mirror, as closely as possible, the performance of the Standard & Poor's MidCap 400 IndexTM*. During the last 12-month period, the Index had a positive total return of 21.21%**, while the Fund's total return for the same period was 20.78%.*** As the Fund holds stocks in generally the same proportion as each stock within the Index itself, the Fund's performance should closely match that of the Index. The difference in total return is accounted for by various factors which affect this Fund and not the Index, including commission expenses, transaction costs and general Fund expenses.
        The midcap market continues to be focused on the issues of economic growth, inflation and technology. The domestic economy continues to advance at a rate slightly better than average. Inflation remains in check with the core producer price index for finished goods increasing only slightly. We fully expect the Fed to continue with an interest rate policy to keep inflation within the Fed's targeted guidelines.
        Value and growth sections of the S&P MidCap 400 Index continue to trade places for the lead on a month-to-month comparison. July favored the Growth Index and August favored the Value Index. This has been a repeating story throughout 1995 with growth slightly ahead of value at the end of the third quarter.
        The midcap and small cap stocks have continued to gain ground on the large cap stocks throughout the year.
                                                Sincerely,


                                                Steven Albrecht
                                                Portfolio Manager
November 8, 1995
New York, N.Y.

* The Standard & Poor's MidCap 400 Index is a broad-based Index of 400 companies and is a widely accepted, unmanaged index of medium-cap stock market performance. "S&P(R)" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, sold, endorsed or promoted by S&P.
**  SOURCE:  LIPPER ANALYTICAL SERVICES, INC.
***Total return includes reinvestment of dividends and any capital gains paid.

Peoples S&P MidCap Index Fund, Inc.                     October 31, 1995
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PEOPLES S&P MIDCAP
 INDEX FUND, INC.  WITH THE STANDARD & POOR'S MIDCAP 400 INDEX AND THE
        STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                              [CHART]

                                                  Standard & Poor's 500
                       People's S&P                  Composite Stock             Standard & Poor's
Period               MidCap Index Fund                Price Index*               MidCap 400 Index*
----------------     -----------------            ---------------------          -----------------
 6/19/91                   10,000                         10,000                        10,000
10/31/92                   10,952                         10,675                        11,547
10/31/93                   12,123                         11,737                        12,612
10/31/94                   14,695                         13,487                        15,327
10/31/95                   14,973                         14,007                        15,691
10/31/96                   18,084                         17,706                        19,020


*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------
         One Year Ended                      From Inception (6/19/91)
        October 31, 1995                       to October 31, 1995
     --------------------                ------------------------------
            20.78%                                   14.52%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Peoples S&P MidCap Index Fund, Inc. on 6/19/91 (Inception Date) to a $10,000 investment made in each of the Standard & Poor's MidCap 400 Index and the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Indices on 6/30/91 is used as the beginning value on 6/19/91. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's MidCap 400 Index is a broad-based Index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall midcap stock market performance. The Fund holds stocks in generally the same proportion as the stocks within the Index itself. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. Both indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.


Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995
       Shares       Common Stocks--90.4%                     Value
      --------                                           ------------
                    Basic Materials--5.9%
         5,861      Albany International, Cl. A .......  $    121,616
        13,300      Albemarle .........................       247,713
        16,215      Battle Mountain Gold ..............       123,639
         5,404      Betz Laboratories .................       217,511
         7,810      Bowater ...........................       345,592
         3,129      Brush Wellman .....................        52,411
         7,700      Cabot .............................       365,750
         3,116      Carlisle Companies ................       128,146
         3,244      Carpenter Technology ..............       122,866
         4,791      Chesapeake ........................       146,724
         2,268      Cleveland-Cliffs ..................        84,767
         8,921      Consolidated Papers ...............       510,727
         9,776      Crompton & Knowles ................       123,422
         4,943      Dexter ............................       118,014
        23,800      Ethyl .............................       264,775
         5,453      Ferro .............................       126,101
         4,108      First Brands ......................       187,941
         7,779      Georgia Gulf ......................       257,679
         3,324      Gibson Greetings ..................        46,120
         8,900      Glatfelter (P.H.) .................       164,650
         7,168      Hanna (M.A.) ......................       183,680
         5,073      Harsco ............................       267,601
         5,761      IMC Global ........................       403,270
         9,046      Lawter International ..............        96,114
         6,918      Loctite ...........................       326,875
        10,436      Longview Fibre ....................       151,322
        12,888      Lubrizol ..........................       370,530
         2,928      Lukens ............................        90,036
         3,868      Oregon Steel Mills ................        55,119
         3,670      Pentair ...........................       185,335
         7,325      Schulman (A.) .....................       137,344
         8,112(a)   Sealed Air ........................       213,954
        18,430      Sonoco Products ...................       456,142
        11,183(a)   Sterling Chemicals ................        89,464
         5,751      Wausau Paper Mills ................       140,900
        11,316      Witco .............................       319,677
                                                         ------------
                                                            7,243,527
                                                         ------------
                    Capital Goods/Construction--5.6%
        14,996(a)   AES ...............................       296,171
        14,136      Allegheny Ludlum ..................       238,545
         7,411      CBI Industries ....................       230,667
         4,533      CalMat ............................        76,494
         7,889      Calgon Carbon .....................        89,737
        15,147      Clayton Homes .....................       397,609
        11,702      Danaher ...........................       362,762
         3,119(a)   Datascope .........................        74,076
         5,304      Donaldson .........................       129,285
         3,815      Duriron ...........................       102,051
         6,817      Federal-Mogul .....................       121,854
         6,451      GenCorp ...........................        67,736
         4,294      Goulds Pumps ......................       101,983
         2,400      Granite Construction ..............        68,100


                    Capital Goods/Construction (continued)
         6,440      Hubbell, Cl. B ....................  $    388,010
         3,244      Kaydon ............................        93,671
         5,200      Kennametal ........................       161,850
         6,879      Keystone International ............       153,058
         4,826(a)   MagneTek ..........................        47,657
        12,018      Mark IV Industries ................       234,351
         2,955      Measurex ..........................        90,866
         3,568      Nordson ...........................       206,052
         4,088      OEA ...............................       111,398
        12,484(a)   Parametric Technology .............       834,868
        12,009      RPM ...............................       232,674
         3,649(a)   Rohr Industries ...................        54,279
         3,341(a)   Southdown .........................        54,291
         6,426      Stewart & Stevenson Services ......       146,192
         6,213      Sundstrand ........................       380,546
         4,300      Tecumseh Products, Cl. A ..........       202,100
         3,671      Thiokol ...........................       127,108
         7,000      Vulcan Materials ..................       389,375
        10,041(a)   Weatherford Enterra ...............       242,239
         8,550      York International ................       374,062
                                                         ------------
                                                            6,881,717
                                                         ------------
                    Consumer Cyclicals--12.3%
         1,832      Angelica ..........................        41,220
         4,600(a)   Ann Taylor Stores .................        50,600
         4,368      Arvin Industries ..................        77,532
         7,732      Belo (A.H.), Cl. A ................       267,721
         8,500(a)   Best Buy ..........................       176,375
        15,071(a)   Brinker International .............       182,736
         6,200(a)   Buffets ...........................        77,500
        13,000(a)   Burlington Industries .............       144,625
        10,050      CML Group .........................        57,787
         2,715      CPI ...............................        49,549
        13,600      Callaway Golf .....................       222,700
         8,428      Cardinal Health ...................       432,989
         5,866(a)   Chris-Craft Industries ............       233,907
         9,410      Cintas ............................       395,220
        21,073(a)   Circus Circus Enterprises .........       561,069
         4,190      Claire's Stores ...................        82,229
        26,036      Coca Cola Enterprises .............       693,209
        12,025      Cracker Barrel Old Country
                      Store ...........................       204,425
         3,200      Cross (A.T.), Cl. A ...............        45,600
           821(a)   Dave & Buster's ...................        12,315
        11,943      Dole Food .........................       449,355
        13,418      Dollar General ....................       328,741
         5,312      Duty Free International ...........        75,696
         4,405      Edison Brothers Stores ............        15,968
        11,390      Family Dollar Stores ..............       173,697
         9,200      Fingerhut Companies ...............       125,350
         5,200(a)   Fred Meyer ........................        96,850
         9,900(a)   HFS ...............................       606,375
         4,219      Hancock Fabrics ...................        36,916



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------
                    Consumer Cyclicals (continued)
        15,012      Harley-Davidson ...................  $    401,571
         9,770      Heilig-Meyers .....................       179,524
        18,240(a)   Home Shopping Network .............       148,200
         2,903      Houghton Mifflin ..................       119,023
         6,984      Intelligent Electronics ...........        53,253
         4,683(a)   International Dairy
                      Queen, Cl. A ....................        99,514
        26,076      International Game
                      Technology ......................       303,133
         3,477      International Multifoods ..........        71,278
         5,200(a)   Jones Apparel Group ...............       178,100
         7,200(a)   Kohls .............................       326,700
         5,833      Lancaster Colony ..................       193,947
         6,748(a)   Lands' End ........................       101,220
         4,700      Lee Enterprises ...................       187,412
        16,796      Leggett & Platt ...................       403,104
         5,145(a)   MacFrugal's Bargains
                      Closeouts  ......................        61,097
         5,300      Media General, Cl. A ..............       147,075
         3,871      Michael Foods .....................        46,936
         4,865      Miller (Herman) ...................       144,126
        18,325(a)   Mirage Resorts ....................       600,144
         5,820      Modine Manufacturing ..............       160,050
         6,748      Morrison Restaurants ..............       105,437
         7,392(a)   Multimedia ........................       327,096
         7,000(a)   Nine West Group ...................       311,500
        29,968(a)   Office Depot ......................       857,834
         8,400(a)   Outback Steakhouse ................       263,550
        10,342      Promus Hotel ......................       227,524
        13,400(a)   Revco D.S. ........................       318,250
         4,100      Sbarro ............................        85,588
        20,044(a)   Service Merchandise ...............       107,736
        27,232      Shaw Industries ...................       347,208
         5,800      Superior Industries
                      International....................       163,125
         3,119      Tiffany & Co. .....................       136,066
        28,944      Tyson Foods, Cl. A ................       691,038
        13,737      Unifi .............................       309,082
         6,507(a)   Waban .............................       101,672
         4,407      Wallace Computer Services .........       248,445
         2,269      Washington Post, Cl. B ............       658,010
         4,197(a)   Western Publishing Group ..........        34,363
                                                         ------------
                                                           15,137,187
                                                         ------------
                    Consumer Staples--9.5%
         5,595(a)   Acuson ............................        65,042
         2,634(a)   Advanced Technology
                      Laboratories ....................        47,412
         5,512(a)   Applied Bioscience
                      International....................        35,139
         8,031      Bergen Brunswig, Cl. A ............       166,643
         6,526(a)   Biogen ............................       399,718
         8,344      Bob Evans Farms ...................       150,192


                    Consumer Staples (continued)
         9,251      Carter-Wallace ....................  $     97,135
        11,697(a)   Centocor...........................       131,591
         8,220(a)   Chiron.............................       748,020
         3,888      Church & Dwight....................        79,218
         7,960(a)   Coram Healthcare...................        31,840
         3,295(a)   Cordis.............................       364,098
         7,777      Dean Foods.........................       216,784
         2,571      Diagnostic Products................        95,127
         2,514      Dreyer's Grand Ice Cream...........        86,733
         8,054(a)   FHP International..................       195,310
         7,678      Flowers Industries.................       166,037
         9,100(a)   Forest Laboratories................       376,512
        11,400(a)   Foundation Health..................       483,075
         5,779(a)   Genzyme-General Division...........       336,627
        18,626(a)   HEALTHSOUTH........................       486,604
         8,500      Hannaford Brothers.................       222,062
         6,200(a)   Health Care & Retirement...........       182,125
         6,830(a)   HealthCare COMPARE.................       252,710
         6,100(a)   Healthsource.......................       323,300
        10,115(a)   Horizon/CMS Healthcare.............       204,829
         9,500      IBP................................       568,813
        23,050      IVAX...............................       524,388
        24,732      Laboratory Corporation of
                      America Holdings.................       210,222
         2,543(a)   Laboratory Corporation of America
                      Holdings (Warrants)..............         1,589
         5,945      Lance..............................       100,322
        16,336      McCormick & Co. ...................       404,316
        23,898      Mylan Laboratories.................       454,062
         1,717      NCH................................        93,362
        13,148(a)   NovaCare...........................        82,175
         6,161(a)   PacifiCare Health Systems,
                      Cl. A............................       448,213
        15,300(a)   Perrigo............................       187,425
         9,200      Ruddick............................       117,300
         5,281      Savannah Foods & Industries........        66,012
         4,700(a)   Scherer (R.P.).....................       209,150
         3,000(a)   Scholastic.........................       185,250
         5,422      Sizzler International..............        18,977
         5,720      Smucker (J.M.), Cl. A..............       112,255
         3,778      Stanhome...........................       115,229
         9,675      Stryker............................       436,584
         7,869      Surgical Care Affiliates...........       233,119
         7,391      Tambrands..........................       330,747
         7,066      Universal..........................       148,386
         5,264      Universal Foods....................       180,292
        10,438(a)   Value Health.......................       238,769
         8,715(a)   Vons Companies.....................       221,143
                                                         ------------
                                                           11,631,983
                                                         ------------
                    Diversified--5.4%
         6,400(a)   Air & Water Technologies,
                      Cl. A............................        32,000



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Diversified (continued)
         8,452(a)   Altera.............................  $    511,346
         9,000(a)   Alumax.............................       265,500
        19,000(a)   Atmel..............................       593,750
        12,028(a)   Cirrus Logic.......................       506,680
         5,400      DENTSPLY International.............       186,300
         4,384(a)   Exabyte............................        56,718
         2,742      Fuller (H.B.)......................        86,373
         4,921(a)   Jacobs Engineering Group...........       107,647
         8,496      Kansas City Southern
                      Industries.......................       396,126
         2,293      Lawson Products....................        55,032
         9,000(a)   Litton Industries..................       356,625
         1,800(a)   MAXXAM.............................        66,600
         8,600      McKesson...........................       410,650
         4,640(a)   Octel Communications...............       158,340
         4,770      Olin...............................       305,280
         7,299      Omnicom Group......................       466,224
         5,800      Rayonier...........................       217,500
         1,936(a)   Sequa, Cl. A.......................        49,852
        20,562(a)   Staples............................       547,463
         3,500      Teleflex...........................       148,312
        16,195      Thermo Electron....................       744,970
         9,473      Topps..............................        58,022
         4,403(a)   VeriFone...........................       118,881
         6,661      Wellman............................       156,533
                                                         ------------
                                                            6,602,724
                                                         ------------
                    Energy--4.0%
        10,559      American Financial Group...........       295,652
        11,881      Anadarko Petroleum.................       515,338
        15,236      Apache.............................       388,518
         5,385(a)   BJ Services........................       126,548
         5,648      Diamond Shamrock...................       145,436
         6,800      El Paso Natural Gas................       183,600
        33,100(a)   Global Marine......................       215,150
        16,038      Lyondell Petrochemical.............       342,812
         5,830      MAPCO..............................       300,245
        13,180      MCN................................       286,665
         8,982      Murphy Oil.........................       340,193
        16,900(a)   Nabors Industries..................       145,762
        10,077      Noble Affiliates...................       249,406
         6,800      Parker & Parsley Petroleum.........       125,800
        11,137(a)   Parker Drilling....................        58,469
         6,286      Quaker State.......................        82,504
         8,148      Questar............................       245,459
        19,782      Ranger Oil.........................       113,747
         7,020(a)   Seagull Energy.....................       120,218
         7,710(a)   Smith International................       123,360
         7,423      Tosco..............................       256,093
         8,776      Valero Energy......................       207,333
         6,065(a)   Varco International................        55,343
                                                         ------------
                                                            4,923,651
                                                         ------------
                    Financial--13.4%
        19,823      AFLAC..............................  $    807,787
        21,739      Aon................................       894,016
         8,385      Bancorp Hawaii.....................       280,898
        23,657      Bear Stearns Companies.............       470,183
         7,659      Central Fidelity Banks.............       237,429
         9,057      City National......................       120,005
         7,106      Comdisco...........................       216,733
        23,710      Comerica...........................       797,249
         7,645      Crestar Financial..................       435,765
         6,054      Dauphin Deposit....................       175,566
        12,383      Edwards (A.G.).....................       315,766
        13,090      Fifth Third Bancorp................       880,302
        10,006      First Security.....................       327,697
         6,986      First Tennessee National...........       373,751
         6,606      First Virginia Banks...............       270,020
        12,610      First of America Bank..............       537,501
        16,208      Franklin Resources.................       822,556
        27,400      Green Tree Financial...............       729,525
         4,096      Hartford Steam Boiler
                      Inspection & Insurance...........       190,976
        23,700      Hibernia, Cl.A.....................       234,037
         6,976      Kemper.............................       338,336
        18,591      Marshall & Ilsley..................       450,832
        11,031      Mercantile Bancorporation..........       485,364
         9,534      Mercantile Bankshares..............       262,185
        11,577      Meridian Bancorp...................       494,917
        11,224      Northern Trust.....................       535,946
        20,000      Paine Webber Group.................       440,000
        14,387      Progressive........................       597,061
         9,164      Provident Life & Accident
                      Insurance Co. of America.........       245,137
         9,214      Regions Financial..................       367,408
        34,348      Schwab (Charles)...................       785,711
        11,218      Sotheby's Holdings, Cl. A..........       155,650
        17,395      SouthTrust.........................       437,049
        16,642      State Street Boston................       646,958
         4,625      Transatlantic Holdings.............       311,609
        11,042      UJB Financial......................       351,964
         7,764      West One Bancorp...................       329,970
         6,900      Wilmington Trust...................       203,550
                                                         ------------
                                                           16,557,409
                                                         ------------
                    Technology--15.6%
         6,722      AMETEK.............................       118,475
         8,882(a)   AST Research.......................        78,828
        14,309      Adobe Systems......................       815,613
        18,600(a)   American Power Conversion..........       190,650
        15,147(a)   Analog Devices.....................       547,185
         9,331(a)   Arrow Electronics..................       473,548
         8,604      Avnet..............................       433,426
        10,110(a)   BMC Software.......................       360,169
        22,954(a)   Bay Networks.......................     1,520,702
         5,812      Beckman Instruments................       192,522



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Technology (continued)
         5,611(a)   Borland International..............  $     76,450
        11,138(a)   Cadence Design System..............       359,184
        10,100(a)   California Energy..................       183,063
         9,100(a)   Compuware..........................       207,025
        10,508(a)   Conner Peripherals.................       189,144
         5,204(a)   Convex Computer....................        23,418
         8,259(a)   Cypress Semiconductor..............       291,130
        17,974(a)   Dell Computer......................       838,038
        42,900(a)   EMC................................       664,950
        10,200(a)   Electronic Arts....................       373,575
         9,113      Federal Signal.....................       203,903
         8,700(a)   Fiserv.............................       224,025
         6,161      HON Industries.....................       170,968
         5,396(a)   Information Resources..............        58,682
        26,500(a)   Informix...........................       771,812
        15,000(a)   Integrated Device Technology.......       285,000
        25,396(a)   LSI Logic..........................     1,196,787
        14,340      Linear Technology..................       627,375
        10,509(a)   Mentor Graphics....................       220,689
         6,200(a)   Micro Warehouse....................       275,900
        20,313      Molex..............................       670,329
        38,400(a)   NEXTEL Communications..............       532,800
         1,504      National Presto Industries.........        60,912
         5,615(a)   Nellcor............................       322,862
         4,023      Precision Castparts................       143,822
        10,253(a)   Quantum............................       178,146
         8,276      Reynolds & Reynolds, Cl. A.........       294,833
        14,204(a)   Seagate Technology.................       635,629
        14,621      Sensormatic Electronics............       312,524
         6,182(a)   Sequent Computer Systems...........       107,412
         9,000(a)   Solectron..........................       362,250
         5,607      Standard Register..................       126,158
        10,513(a)   Storage Technology.................       258,883
         4,594(a)   Stratus Computer...................       142,988
         5,966(a)   Structural Dynamics Research.......       108,880
         7,676(a)   Symantec...........................       186,623
         5,216(a)   Symbol Technologies................       181,908
        15,044(a)   Teradyne...........................       502,093
         8,000      U.S. Robotics......................       740,000
         6,738      Varian Associates..................       346,165
        11,500(a)   Vishay Intertechnology.............       405,375
        14,166(a)   Xilinx.............................       651,636
                                                         ------------
                                                           19,244,464
                                                         ------------
                    Transport & Services--4.4%
         4,269      Airborne Freight...................       112,061
         2,587(a)   Alaska Air Group...................        38,482
         9,157      Alexander & Baldwin................       210,611
         6,312      American President
                      Companies........................       153,066
         5,200      Arnold Industries..................        84,500
         6,680      Atlantic Southeast Airlines........       165,330

                    Transport & Services (continued)
         4,024      Banta..............................  $    174,038
         5,923      Diebold............................       313,919
         3,261      Ennis Business Forms...............        46,469
        15,255      Equifax............................       594,945
         6,088      FlightSafety International.........       290,702
         3,973      GATX...............................       188,718
         7,500      Hunt (JB) Transport................       116,250
         8,241      Illinois Central, Cl. A............       315,218
         7,385      Kelly Services, Cl. A..............       185,548
        15,100      Manpower...........................       409,587
         8,400      Olsten.............................       323,400
         7,070      Overseas Shipholding Group.........       120,190
         3,340      PHH................................       146,125
         9,012      Paychex............................       390,896
         3,877(a)   Policy Management Systems..........       182,704
         7,005      Rollins............................       147,105
        12,100(a)   Rollins Environmental Services.....        40,837
        10,705      Tidewater..........................       282,344
         8,251      Trinity Industries.................       244,436
         5,782      Watts Industries, Cl. A............       119,254
                                                         ------------
                                                            5,396,735
                                                         ------------
                    Utilities--14.3%
        12,356(a)   ADC Telecommunications.............       494,240
        24,022      Allegheny Power System.............       633,580
         5,531      Atlanta Gas Light..................       213,635
        10,854      Atlantic Energy....................       210,296
         2,895      Black Hills........................        72,737
         9,694      Brooklyn Union Gas.................       243,562
        17,645      CMS Energy.........................       487,443
         4,520      Central Louisiana Electric.........       121,475
         6,315      Central Maine Power................        87,621
        11,758      Century Telephone
                      Enterprises......................       340,982
         9,436      Comsat.............................       187,541
        12,034      Delmarva Power & Light.............       264,748
        19,216      Florida Progress...................       636,530
        32,022      Frontier...........................       864,594
         5,829      Hawaiian Electric Industries.......       227,331
         7,634      IPALCO Enterprises.................       281,504
         7,583      Idaho Power........................       210,428
        15,176      Illinova...........................       430,619
         4,494      Indiana Energy.....................        94,936
        12,480      Kansas City Power & Light..........       310,440
         6,607      LG & E Energy......................       274,191
         7,368      Lincoln Telecommunications.........       127,098
        20,733      MidAmerican Energy.................       331,737
         6,137      Minnesota Power & Light............       175,672
        10,715      Montana Power......................       243,766
        12,848      NIPSCO Industries..................       468,952
         7,537      National Fuel Gas..................       224,226
         9,211      Nevada Power.......................       201,491



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Utilities (continued)
        13,016      New England Electric System........  $    507,624
        14,388      New York State Electric & Gas......       363,297
        25,160      Northeast Utilities................       622,710
         7,873      Oklahoma Gas & Electric............       314,920
        17,536      Pinnacle West Capital..............       482,240
        10,157      Portland General Electric..........       275,509
        23,783      Potomac Electric Power.............       594,575
        12,681      Public Service Co. of Colorado.....       432,739
         8,394(a)   Public Service Co. of
                      New Mexico.......................       140,600
        12,790      Puget Sound Power & Light..........       290,972
        20,464      SCANA..............................       519,274
        12,983      Southern New England
                      Telecommunications...............       469,011
         7,982      Southwestern Public Service........       262,408
         4,948      TCA Cable TV.......................       146,584
        23,418      TECO Energy........................       553,250
        11,400      Telephone & Data Systems...........       456,000
         9,000      UtiliCorp United...................       259,875
         8,757(a)   Vanguard Cellular Systems,
                      Cl. A............................       195,938
         5,979      WPL Holdings.......................       182,360
         8,560      Washington Gas Light...............       163,710
        21,987      Wisconsin Energy...................       648,616
        37,978(a)   WorldCom...........................     1,239,032
                                                         ------------
                                                           17,582,619
                                                         ------------
                    TOTAL COMMON STOCKS
                      (cost $94,059,436)...............  $111,202,016
                                                         ------------
                                                         ------------
                    CONVERTIBLE PREFERRED
                      STOCKS--0.0%

                    Financial;
           223(a,b) Everen, Series A, 13.50%
                      (cost $4,795)....................  $      4,823
                                                         ------------
                                                         ------------

    Principal       SHORT-TERM
     Amount           INVESTMENTS--10.0%
    ---------
                    U.S. Treasury Bills--.2%
    $  200,000(c)   5.99%, 4/4/96 .....................  $    195,422
                                                         ------------

                    Repurchase Agreements--9.8%
    12,072,000      Paine Webber, Inc.
                      5.80% Dated 10/31/95,
                      Due 11/1/95 in the amount
                      of $12,073,945 (fully
                      collateralized by $11,995,000
                      U.S. Treasury Notes,
                      6.875%, 2/28/97,
                      value $12,322,494)...............    12,072,000
                                                         ------------
                    TOTAL SHORT-TERM
                      INVESTMENTS
                      (cost $12,267,415)...............  $ 12,267,422
                                                         ------------
TOTAL INVESTMENTS
  (cost $106,331,646)..........................  100.4%  $123,474,261
                                                 ------  ------------
                                                 ------  ------------
LIABILITIES, LESS CASH
  AND RECEIVABLES..............................    (.4%) $   (492,606)
                                                 ------  ------------
                                                 ------  ------------
NET ASSETS ....................................  100.0%  $122,981,655
                                                 ------  ------------
                                                 ------  ------------


Notes to Statement of Investments:
(a) Non-income producing.
(b) Convertible into Everen Capital bond, 13.50%, 9/15/2007.
(c) Wholly held by custodian in a segregated account as collateral for open financial futures positions.



Statement of Financial Futures                                 October 31, 1995
-------------------------------------------------------------------------------

                                                                        Market Value                       Unrealized
                                                          Number of       Covered                        (Depreciation)
Financial Futures Long                                    Contracts    by Contracts        Expiration     at 10/31/95
--------------------------                              ------------   -------------     --------------   -------------
Standard & Poor's MidCap 400.................                113         $11,893,250         Dec. '95       $(421,685)
                                                                                                            ==========

          See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
-------------------------------------------------------------
Statement of Assets and Liabilities          October 31, 1995


ASSETS:
    Investments in securities, at value--Note 1(b)
       (cost $106,331,646)--see statement...................................                              $123,474,261
    Cash....................................................................                                   129,720
    Dividends and interest receivable.......................................                                   109,090
    Prepaid expenses........................................................                                    12,826
    Due from The Dreyfus Corporation........................................                                    34,573
                                                                                                          ------------
                                                                                                           123,760,470
LIABILITIES:
    Due to World Asset Management...........................................                 $  10,499
    Payable for investment securities purchased.............................                   339,758
    Payable for Common Stock redeemed.......................................                   244,069
    Payable for futures variation margin--Note 3(a).........................                    53,675
    Accrued expenses........................................................                   130,814         778,815
                                                                                             ---------    ------------
NET ASSETS  ................................................................                              $122,981,655
                                                                                                          ------------
                                                                                                          ------------
REPRESENTED BY:
    Paid-in capital.........................................................                              $ 99,269,656
    Accumulated undistributed investment income--net........................                                 1,487,878
    Accumulated undistributed net realized gain on investments..............                                 5,503,191
    Accumulated net unrealized appreciation on investments [including
      ($421,685) net unrealized (depreciation) on financial futures]
      --Note 3(b)...........................................................                                16,720,930
                                                                                                          ------------
NET ASSETS at value applicable to 6,337,980 shares outstanding
    (200 million shares of $.001 par value Common Stock authorized).........                              $122,981,655
                                                                                                          ------------
                                                                                                          ------------
NET ASSET VALUE, per share
    ($122,981,655 / 6,337,980 shares).......................................                                    $19.40
                                                                                                                ------
                                                                                                                ------

                        See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
-----------------------------------------------------------------
Statement of Operations               year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends (net of $399 foreign taxes withheld at source).........                $1,853,716
      Interest..............................................................                   397,096
                                                                                            ----------
            Total Income....................................................                               $2,250,812
    Expenses:
      Index management fee--Note 2(a).......................................                    98,063
      Administration fee--Note 2(a).........................................                   294,190
      Shareholder servicing costs--Note 2(b)................................                   188,998
      Registration fees.....................................................                    56,590
      Legal fees............................................................                    41,695
      Auditing fees.........................................................                    41,364
      Custodian fees--Note 2(a).............................................                    37,560
      Prospectus and shareholders' reports..................................                    25,840
      Directors' fees and expenses--Note 2(c)...............................                    23,176
      Miscellaneous.........................................................                    23,844
                                                                                            ----------
                                                                                               831,320
      Less--reduction in management fee and administration fee from World and
          Dreyfus due to undertakings and redemption fee--Note 2(a)..........                  345,273
                                                                                            ----------
            Total Expenses..................................................                                   486,047
                                                                                                           -----------
            INVESTMENT INCOME--NET...........................................                                1,764,765
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3(a).............................                $4,284,157
    Net realized gain on financial futures--Note 3(a);
      Long transactions.....................................................                 1,364,616
                                                                                            ----------
      Net Realized Gain.....................................................                                 5,648,773
    Net unrealized appreciation on investments [including ($436,655)
      net unrealized (depreciation) on financial futures]...................                                11,878,944
                                                                                                           -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                17,527,717
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $19,292,482
                                                                                                           -----------
                                                                                                           -----------

             See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
---------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Year Ended October 31,
                                                                                   ---------------------------------
                                                                                        1994                1995
                                                                                   -------------       -------------
OPERATIONS:
    Investment income--net............................................              $  1,227,409        $  1,764,765
    Net realized gain on investments..................................                 3,427,593           5,648,773
    Net unrealized appreciation (depreciation) on investments for
      the year........................................................                (3,340,443)         11,878,944
                                                                                    ------------        ------------
      Net Increase In Net Assets Resulting From Operations............                 1,314,559          19,292,482
                                                                                    ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net.............................................               (1,123,649)         (1,274,372)
    Net realized gain on investments..................................                (2,309,722)         (3,413,496)
                                                                                    ------------        ------------
      Total Dividends.................................................                (3,433,371)         (4,687,868)
                                                                                    ------------        ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                61,712,647          44,222,299
    Dividends reinvested..............................................                 3,142,822           4,181,647
    Cost of shares redeemed...........................................               (53,021,949)        (15,431,258)
                                                                                    ------------        ------------
      Increase In Net Assets From Capital Stock Transactions..........                11,833,520          32,972,688
                                                                                    ------------        ------------
        Total Increase In Net Assets..................................                 9,714,708          47,577,302

NET ASSETS:
    Beginning of year.................................................                65,689,645          75,404,353
                                                                                    ------------        ------------
    End of year (including undistributed investment income-net:
      $997,485 in 1994 and $1,487,878 in 1995)........................              $ 75,404,353        $122,981,655
                                                                                    ------------        ------------
                                                                                    ------------        ------------


                                                                                       Shares               Shares
                                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 3,634,804           2,528,662
    Shares issued for dividends reinvested............................                   182,828             270,132
    Shares redeemed...................................................                (3,144,607)           (859,974)
                                                                                    ------------        ------------
      Net Increase In Shares Outstanding..............................                   673,025           1,938,820
                                                                                    ------------        ------------
                                                                                    ------------        ------------

        See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
PER SHARE DATA:                                      1991(1)       1992          1993          1994          1995
                                                    ------        ------        ------        ------        ------
    Net asset value, beginning of year......        $12.50        $13.69        $15.02        $17.63        $17.14
                                                    ------        ------        ------        ------        ------
    Investment Operations:
    Investment income--net..................           .11           .17           .30           .26           .29
    Net realized and unrealized gain on
      investments ..........................          1.08          1.29          2.83           .08          3.00
                                                    ------        ------        ------        ------        ------
      Total from Investment Operations......          1.19          1.46          3.13           .34          3.29
                                                    ------        ------        ------        ------        ------
    Distributions:
    Dividends from investment income--net...            --          (.08)         (.27)         (.27)         (.28)
    Dividends from net realized gain on
      investments ..........................            --          (.05)         (.25)         (.56)         (.75)
                                                    ------        ------        ------        ------        ------
      Total Distributions...................            --          (.13)         (.52)         (.83)        (1.03)
                                                    ------        ------        ------        ------        ------
    Net asset value, end of year............        $13.69        $15.02        $17.63        $17.14        $19.40
                                                    ------        ------        ------        ------        ------
                                                    ------        ------        ------        ------        ------

TOTAL INVESTMENT RETURN.....................          9.52%(2)     10.69%        21.22%         1.89%        20.78%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...            --            --           .09%          .40%          .50%
  Ratio of net investment income to average
    net assets  ............................           .87%(2)      2.22%         1.97%         1.68%         1.80%
  Decrease reflected in above expense
  ratios due to undertakings by
  World and Dreyfus.........................          1.19%(2)      1.17%          .77%          .43%          .35%
  Portfolio Turnover Rate...................          2.18%(2)     16.31%        16.80%        19.81%        20.46%
  Net Assets, end of year (000's Omitted)...        $5,436        $45,989      $65,690       $75,404      $122,982

---------------------
(1) From June 19, 1991 (commencement of operations) to October 31, 1991.
(2) Not annualized.

         See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. World Asset Management ("World"), a Delaware general partnership the majority general partner of which is Munder Capital Management, serves as the Fund's index manager. Prior to December 31, 1994, World Asset Management, Inc. served as the Fund's index manager. Comerica Bank serves as the Fund's custodian. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    On April 24, 1995, a special meeting of the Fund's stockholders was held for the purpose of approving a new index management agreement with World. A total of 3,255,496 shares of common stock were represented at the meeting, 3,089,961 of such shares were voted in favor of the proposal, 28,644 shares were voted against the proposal and 136,891 shares abstained from voting.
    Effective November 13,1995, the Fund will operate under the name Dreyfus MidCap Index Fund and Dreyfus will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's index manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee, Administration Fee and Other Transactions With
Affiliates:

    (a) Fees paid by the Fund pursuant to the provisions of an Index Management Agreement with World and an Administration Agreement with Dreyfus are payable monthly. World and Dreyfus receive annual fees of .10 of 1% and
 .30 of 1%, respectively, of the average daily value of the Fund's net assets. The agreements further provide that if the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to each of World and Dreyfus, or World and Dreyfus will each bear, such excess expense in proportion to their respective fees. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, World and Dreyfus had undertaken from November 1, 1994 through November 7, 1994, to waive the index management fee and administration fee. World and Dreyfus had currently undertaken from November 8, 1994 through June 4, 1995 with respect to World and through October 31, 1996 with respect to Dreyfus, to reduce the management fee and administration fee paid by the Fund (exclusive of certain expenses as described above), and to assume all expenses in excess of an annual rate of .50 of 1% of the average daily value of the Fund's net assets.
    For the year ended October 31, 1995, pursuant to the undertakings, World waived $39,687 of its index management fee and Dreyfus waived $301,166 of its administration fee. In addition, Comerica Bank earned $37,560 for custodian services provided to the Fund. For the year ended October 31, 1995, the Fund received $4,421 in redemption fees.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended October 31, 1995, the Fund was charged an aggregate of $134,490 pursuant to the Shareholder Services Plan.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 1995 amounted to $42,217,509 and $18,725,504, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1995 and their related unrealized market (depreciation) are set forth in the Statement of Financial Futures.
    (b) At October 31, 1995, accumulated net unrealized appreciation on investments was $16,720,930, consisting of $23,482,956 gross unrealized appreciation and $6,762,026 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

Shareholders and Board of Directors
Peoples S&P MidCap Index Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Peoples S&P MidCap Index Fund, Inc., including the statements of investments and financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1995 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Peoples S&P MidCap Index Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP


New York, New York
December 7, 1995

Peoples S&P MidCap Index Fund, Inc.
200 Park Avenue
New York, NY 10166

Index Fund Manager
World Asset Management, Inc.
480 Pierce Street
Birmingham, MI 48009

Custodian
Comerica Bank
411 West Lafayette
Detroit, MI 48226

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.

Printed in U.S.A.                                  113AR9510